                                                                EXHIBIT 99.1
CONTACT:  Ralph J. Vaclavik
          President Casinos, Inc.
          St. Louis, Missouri 63102
          314-622-3018

                                                        FOR IMMEDIATE RELEASE

                             PRESIDENT CASINOS, INC.
                        ANNOUNCES SECOND QUARTER RESULTS

ST. LOUIS, MISSOURI, October 15, 2004 -- President Casinos, Inc.
(OTC:PREZQ.OB) today announced results of operations for the second quarter ended August 31, 2004.

For the three-month period ended August 31, 2004, the Company reported a net loss of $0.7 million, or $0.15 per share, compared to net income of $42,000 for the three-month period ended August 31, 2003. Revenues for the three-month period ended August 31, 2004 were $29.2 million, compared to revenues of $31.1 million for the three-month period ended August 31, 2003.

Revenues for the six-month period ended August 31, 2004 were $58.4 million, compared to revenues of $63.2 million for the six-month period ended August 31, 2003. For the six-month period ended August 31, 2004, the Company reported a net loss of $1.3 million, or $0.26 per share, compared to net income of $0.4 million, or $0.08 per share, for the six-month period ended August 31, 2003.

President Casinos, Inc. owns and operates dockside gaming facilities in Biloxi, Mississippi and downtown St. Louis, Missouri, north of the Gateway Arch.

This press release may be deemed to contain forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, lender cooperation, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could affect the Company's financial condition, results of operations and expansion projects is included in the filings of the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004 and the Company's subsequent Report on Form 10-Q for the quarter ended May 31, 2004, all of which risks are incorporated by reference into this press release.

                              - Tables Follow -

                          PRESIDENT CASINOS, INC.
                           FINANCIAL HIGHLIGHTS
                   (in thousands except per share data)


CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                   Three Months                Six Months
                                                 Ended August 31,           Ended August 31,
                                                 2004        2003           2004        2003
                                                ------      ------         ------      ------


Total operating revenues...................    $ 29,237    $ 31,143       $ 58,453    $ 63,744
Total costs and expenses...................      28,268      29,118         56,569      58,671
                                               ---------   ---------      ---------   ---------
OPERATING INCOME...........................         969       2,025          1,884       4,571
                                               ---------   ---------      ---------   ---------
OTHER INCOME (EXPENSE):
  Interest expense, net....................        (676)       (820)        (1,380)     (1,882)
  Reorganization items, net................        (726)       (394)        (1,089)       (900)
  Gain (loss) on disposal of property
    and equipment..........................          27          25            (19)         (5)
  Other income.............................         --          --             125         --
                                               ---------   ---------      ---------   ---------
    Total other expense....................      (1,375)     (1,189)        (2,363)     (2,787)
                                               ---------   ---------      ---------   ---------
INCOME (LOSS) BEFORE MINORITY INTEREST
  AND DISCONTINUED OPERATIONS..............        (406)        836           (479)      1,784
Minority interest..........................         338         313            668         654
                                               ---------   ---------      ---------   ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS...        (744)        523         (1,147)      1,130
                                               ---------   ---------      ---------   ---------
Loss from discontinued operations*.........         --         (481)          (147)       (728)
                                               ---------   ---------      ---------   ---------
NET INCOME (LOSS)..........................    $   (744)   $     42       $ (1,294)   $    402
                                               =========   =========      =========   =========
Basic and diluted net income (loss) per
    share from continuing operations.......    $  (0.15)   $   0.10       $  (0.23)   $   0.22

Basic and diluted net loss per share
   from discontinued operations............    $    --     $  (0.10)      $  (0.03)   $  (0.14)
                                               ---------   ---------      ---------   ---------
Basic and diluted net income
  (loss) per share.........................    $  (0.15)   $    --        $  (0.26)   $   0.08
                                               =========   =========      =========   =========
Weighted average common and dilutive
 potential shares outstanding..............       5,033       5,033          5,033       5,033
                                               =========   =========      =========   =========

* The Company sold one of two vessels accounted for in its leasing segment during May 2003 and the second vessel is being foreclosed on by the lender which holds a Preferred First Fleet Mortgage collateralizing debt owed to the lender. With the disposal of both vessels, representing the significant portion of assets of the segment, the segment is accounted for as discontinued operations in accordance with the Financial Accounting Standards Board SFAS No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets."

                            PRESIDENT CASINOS, INC.
                             FINANCIAL HIGHLIGHTS
                    (in thousands except per share data)

SELECTED STATEMENTS OF OPERATIONS DATA


                                                    Three Months              Six Months
                                                  Ended August 31,          Ended August 31,
                                                   2004      2003            2004      2003
                                                  ------    ------          ------    ------

   OPERATING REVENUES:
    St. Louis operations...................      $ 17,552  $ 18,168       $ 35,092   $ 37,212
    Biloxi operations......................        11,685    12,975         23,361     26,030
                                                 --------- ---------      ---------  ---------
      Net operating revenues...............      $ 29,237  $ 31,143       $ 58,453   $ 63,242
                                                 ========= =========      =========  =========

   OPERATING INCOME (LOSS):
    St. Louis operations...................      $  1,223   $  1,609      $  2,425   $  3,463
    Biloxi operations......................           352      1,146           701      2,592
                                                 ---------  ---------     ---------  ---------
      Gaming and ancillary operations......         1,575      2,755         3,126      6,055
    Corporate administration...............          (606)      (730)       (1,242)    (1,484)
                                                 ---------  ---------     ---------  ---------
    OPERATING INCOME.......................      $    969   $  2,025      $  1,884   $  4,571
                                                 =========  =========     =========  =========


SELECTED BALANCE SHEET DATA


                                                          AUGUST 31,    FEBRUARY 29,
                                                            2004           2004
                                                           -------        ------

       Cash and cash equivalent.......................    $ 21,689      $ 22,762
       Restricted cash and short-term investments.....       2,404         2,672
       Current assets.................................      30,540        30,453
       Assets of discontinued operations..............         --            400
       Current liabilities............................      51,600        14,097
       Long-term debt.................................         --         45,429
       Minority interest..............................      18,321        17,653
       Liabilities subject to compromise..............      91,946        91,988
       Stockholders' deficit..........................     (53,643)      (52,349)
